The_____
                                    Westport
                                    ___Funds


                                     [LOGO]

                               Semi-Annual Report
                                 June 30, 1999
                                  (Unaudited)

                                  -----------
                                    WESTPORT
                                  INVESTMENTS
                                  -----------

Letter to Shareholders                                             July 19, 1999
================================================================================

Dear Fellow Shareholder:

First half 1999 was a period of superior performance for The Westport Funds. The total return of the Westport Fund surpassed the S&P 400 Mid Cap Index by more than 13 percentage points. The Westport Fund's 1998 underperformance has been erased with an annualized return of 22.1% since inception for the Fund versus 17.5% for the S&P 400 Mid Cap Index. The total return for the Westport Small Cap Fund exceeded the Russell 2000 Index in first half 1999 by more than 15 percentage points. Based on this first half 1999 performance and second half 1998 results, Morningstar ranked the Westport Small Cap Fund first, based on total return, among 238 small cap value funds for the year ended June 30, 1999.

                                Table of Results
                               THE WESTPORT FUNDS
                         Total Returns - June 30, 1999
--------------------------------------------------------------------------------
                                                                Since Inception*
                                    Six Months      One Year       to 6/30/99
Fund or Index                     Ended 6/30/99   Ended 6/30/99    Annualized
--------------------------------------------------------------------------------
Westport Fund - Class R                20.1%          20.6%           22.1%
S&P 400 Mid Cap Index                   6.9%          17.2%           17.5%
Westport Small Cap Fund - Class R**    24.4%          28.4%           27.4%
Russell 2000 Index                      9.3%           1.5%            4.3%
--------------------------------------------------------------------------------

The world economy has benefited in 1999 from the stimulus of monetary easings by central banks worldwide that began late in third quarter 1998 and continued through second quarter 1999. The cumulative total of monetary easings during this period totalled more than 150, including three by the U.S. Federal Reserve. These injections of liquidity, combined with loans by the IMF, halted the spread of the financial crisis that began in Asia and moved to Russia midway through 1998 and to Latin America during early 1999. These actions averted a global financial panic, limited the severity of the liquidity-induced economic contractions that followed in a number of highly leveraged Asian economies, and supported domestic financial markets which moved up strongly in fourth quarter 1998.

Some of the factors that normally help U.S. small cap and mid cap stocks outperform large cap stocks are: low relative valuations, a strong dollar, accommodative domestic monetary policy and good earnings growth. The last three factors are generally associated with a strong domestic economy with low inflation. All four factors were present in fourth quarter 1998 and first quarter 1999, but small and mid cap stocks did not produce superior returns in this period. Part of the explanation was liquidations by holders of small and mid cap mutual funds, in an environment of slowing in-flows to mutual funds, placing downward pressure on the stock prices of smaller companies with much of the monies from liquidation moving to S&P 500 Index funds. Beginning in second quarter 1999, performance leadership changed in favor of smaller companies. The shift coincided with investor recognition that the aggregate influence of the numerous monetary easings was beginning to impact more than just financial and currency markets. Asian economies were improving and Latin American economies had bottomed out, making current estimates of global growth too low. Investors seemed to require evidence of a broadening of economic growth beyond the U.S. to ensure a continuation of longer term earnings growth for smaller companies as a prerequisite for investing in them.

In the last two years as much as one-third of domestic economic growth may have been generated by the development and deployment of new technology, much of it e-commerce and communications related. The broad-based acceptance of this technology has had a dramatic positive impact on the earnings and stock prices of companies supplying related products and services. Communications, networking, computing and building blocks such as semiconductors have been significant beneficiaries. Semiconductor suppliers held by The Westport Funds are participating in this shift to a more information-based economy.

Another industry that saw a dramatic improvement in its fortunes in first half 1999 was oil and gas exploration and production. Oil and gas companies offered attractive valuations at year end 1998 as noted in our 1998 Annual Report. Improving Asian economies are increasing oil demand beyond initial 1999 expectations and both OPEC members and non-members such as Mexico are demonstrating a higher level of cooperation than in recent years. The domestic natural gas industry is benefiting from increased use of natural gas as the preferred fuel for incremental electricity generation. These factors combined to increase oil and gas prices since the beginning of 1999.

The investment strategy employed by The Westport Funds is to identify undervalued companies relative to their stock market valuations and a catalyst to close the valuation gap. If the strategy is successfully implemented, The Westport Funds would expect a number of portfolio companies to be acquired by other companies operating in the same industry. In first half 1999, four portfolio holdings in each of The Westport Funds received acquisition or merger proposals. The largest gain on a first half acquisition was the cash purchase of Platinum Technology International by Computer Associates International for $29.25 per share, producing realized gains of 90% and 122% for the Westport Fund and Westport Small Cap Fund, respectively.

Westport Fund

The largest industry commitment for the Westport Fund is computer software and related services, constituting approximately 20% of the portfolio. All the industry companies were purchased at depressed prices reflecting a problem or concern by investors. All are currently benefiting from the rush by domestic companies to build e-commerce capability. The second largest portfolio commitment is specialty electronics component manufacturers. The best performers among these companies in first half 1999 were Anadigics and Unitrode, both suppliers of specialty wireless telephony, computing and communications semiconductors. Healthcare and banking commitments continued to disappoint and all shares of Rural/Metro, a leading supplier of ambulance services, were sold from the portfolio.

Westport Small Cap Fund

The largest industry commitment of the Westport Small Cap Fund, specialty semiconductors, also had the best first half 1999 performance. The worldwide boom in wireless telephony and the demand for greater bandwidth and speed in communications were the drivers for the excellent results. Conexant Systems, the largest portfolio holding at June 30, 1999, also had the best performance at 247% for the half. Computer related products and services is also an important industry commitment for the Small Cap Fund, and it performed well in the period. As noted above, the acquisition of Platinum Technology International produced a sizeable gain for the Fund, but other holdings such as Unigraphics Solutions, a provider of design software, majority owned by EDS, also recorded excellent returns.

The oil and gas industry segment provided excellent first half performance as well, with PennzEnergy agreeing to merge with Devon Energy for an unrealized gain of 39% during the period.

Summary

The current economic expansion in the United States entered its one hundredth month in July 1999. Despite the Federal Reserve's recent 0.25% increase in the Fed Funds rate, the domestic economy should continue to grow at a 2.5% to 3.0% rate unless the Federal Reserve tightens monetary policy further. Such an action seems unlikely if domestic inflation remains at current subdued levels and employment data do not suggest a pick-up in unit labor costs.

If economic growth outside the U.S. continues to improve as well, smaller companies are likely to continue the recent trend of providing higher returns than large cap companies. The key to good investment performance will remain the identification of undervalued investments. This remains our goal and challenge.

We would like to thank our fellow shareholders for their continuing confidence.

Sincerely,

/s/ Edmund H. Nicklin, Jr.              /s/ Andrew J. Knuth
Edmund H. Nicklin, Jr.                  Andrew J. Knuth
Portfolio Manager                       Portfolio Manager

*    Commencement of operations was January 2, 1998.
** For total return and other information relating to Class I shares of the Westport Small Cap Fund, see the Financial Highlights on page 8.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)
==============================================================================================
                                                                                   Westport
                                                                 Westport          Small Cap
                                                                   Fund              Fund
----------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ....................................    $   6,689,775     $ 127,607,557
                                                               =============     =============
   At market value (Note 2) ...............................    $   8,097,657     $ 156,406,435
Dividends receivable ......................................            4,602            76,849
Receivable for capital shares sold ........................              150           459,881
Receivable for securities sold ............................           36,559           348,955
Organization expenses, net (Note 2) .......................           15,226            15,226
Other assets ..............................................           22,876            27,418
                                                               -------------     -------------
      TOTAL ASSETS ........................................        8,177,070       157,334,764
                                                               -------------     -------------
LIABILITIES
Payable for capital shares redeemed .......................              180            64,659
Payable for securities purchased ..........................           69,200            29,750
Payable to affiliates (Note 4) ............................            4,126           157,306
Other accrued expenses and liabilities ....................            8,780            32,607
                                                               -------------     -------------
      TOTAL LIABILITIES ...................................           82,286           284,322
                                                               -------------     -------------

NET ASSETS ................................................    $   8,094,784     $ 157,050,442
                                                               =============     =============

Net assets consist of:
Paid-in capital ...........................................    $   6,469,017     $ 126,977,097
Accumulated net investment loss ...........................          (28,094)         (205,245)
Accumulated net realized gains from security transactions .          245,979         1,479,712
Net unrealized appreciation on investments ................        1,407,882        28,798,878
                                                               -------------     -------------
Net assets ................................................    $   8,094,784     $ 157,050,442
                                                               =============     =============
PRICING OF CLASS R SHARES
Net assets attributable to Class R shares .................    $   8,094,784     $  51,238,280
                                                               =============     =============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5) ....          601,158         3,568,921
                                                               =============     =============
Net asset value, offering price and
   redemption price per share (Note 2) ....................    $       13.47     $       14.36
                                                               =============     =============
PRICING OF CLASS I SHARES
Net assets attributable to Class I shares .................    $          --     $ 105,812,162
                                                               =============     =============
Shares of beneficial interest outstanding (unlimited number
        of shares authorized, no par value) (Note 5) ......               --         7,363,044
                                                               =============     =============
Net asset value, offering price and
   redemption price per share (Note 2) ....................    $          --     $       14.37
                                                               =============     =============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1999 (Unaudited)
==================================================================================================
                                                                                        Westport
                                                                       Westport        Small Cap
                                                                         Fund             Fund
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ....................................................    $     18,133     $    460,967
                                                                     ------------     ------------
EXPENSES
   Investment advisory fees (Note 4) ............................          27,756          477,631
   Administration fees (Note 4) .................................           6,000           55,987
   Professional fees ............................................          27,415           27,415
   Accounting services fees (Note 4) ............................          12,000           19,500
   Registration fees, Common ....................................           2,552           21,247
   Registration fees, Class R ...................................           3,296            5,905
   Registration fees, Class I ...................................           3,704            3,519
   Transfer agent fees, Class R (Note 4) ........................           7,200           15,687
   Transfer agent fees, Class I (Note 4) ........................              --            6,000
   Shareholder servicing fees, Class R (Note 4) .................              --           14,481
   Custodian fees ...............................................           2,567           11,470
   Shareholder reporting costs ..................................           2,337            3,464
   Amortization of organization expenses (Note 2) ...............           2,175            2,175
   Trustees' fees and expenses ..................................           1,463            1,463
   Other expenses ...............................................           5,012              268
                                                                     ------------     ------------
      TOTAL EXPENSES ............................................         103,477          666,212
   Fees waived and/or expenses reimbursed by the Adviser (Note 4)         (57,250)              --
                                                                     ------------     ------------
      NET EXPENSES ..............................................          46,227          666,212
                                                                     ------------     ------------

NET INVESTMENT LOSS .............................................         (28,094)        (205,245)
                                                                     ------------     ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ................         275,196        1,545,534
   Net change in unrealized appreciation/
      depreciation on investments ...............................       1,000,451       25,030,078
                                                                     ------------     ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ................       1,275,647       26,575,612
                                                                     ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................    $  1,247,553     $ 26,370,367
                                                                     ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 1999 and December 31, 1998
=================================================================================================================================
                                                                       Westport Fund                  Westport Small Cap Fund
                                                              -------------------------------     -------------------------------
                                                                Six Months           Year           Six Months           Year
                                                                  Ended             Ended             Ended             Ended
                                                              June 30, 1999      December 31,     June 30, 1999      December 31,
                                                               (Unaudited)           1998          (Unaudited)           1998
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss ...................................    $     (28,094)    $     (27,293)    $    (205,245)    $     (91,013)
   Net realized gains (losses) from security transactions           275,196           (29,217)        1,545,534           (65,822)
   Net change in unrealized appreciation/depreciation
      on investments .....................................        1,000,451           407,431        25,030,078         3,768,800
                                                              -------------     -------------     -------------     -------------
Net increase in net assets from operations ...............        1,247,553           350,921        26,370,367         3,611,965
                                                              -------------     -------------     -------------     -------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
CLASS R
   Proceeds from shares sold .............................        2,035,761         7,691,385        30,954,584        20,616,984
   Payments for shares redeemed ..........................       (1,287,430)       (1,993,406)       (8,848,059)       (1,845,989)
                                                              -------------     -------------     -------------     -------------
Net increase in net assets from Class R share transactions          748,331         5,697,979        22,106,525        18,770,995
                                                              -------------     -------------     -------------     -------------
CLASS I
   Proceeds from shares sold .............................               --                --        55,615,183        32,884,086
   Payments for shares redeemed ..........................               --                --          (908,548)       (1,450,131)
                                                              -------------     -------------     -------------     -------------
Net increase in net assets from Class I share transactions               --                --        54,706,635        31,433,955
                                                              -------------     -------------     -------------     -------------
Net increase in net assets from capital share transactions          748,331         5,697,979        76,813,160        50,204,950
                                                              -------------     -------------     -------------     -------------

TOTAL INCREASE IN NET ASSETS .............................        1,995,884         6,048,900       103,183,527        53,816,915

NET ASSETS:
   Beginning of period (Note 1) ..........................        6,098,900            50,000        53,866,915            50,000
                                                              -------------     -------------     -------------     -------------
   End of period .........................................    $   8,094,784     $   6,098,900     $ 157,050,442     $  53,866,915
                                                              =============     =============     =============     =============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
================================================================================
   Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                               Class R
                                                       -----------------------
                                                     Six Months         Year
                                                        Ended          Ended
                                                    June 30, 1999   December 31,
                                                     (Unaudited)        1998
--------------------------------------------------------------------------------
Net asset value at beginning of period ............    $  11.22       $  10.00
                                                       --------       --------
Income from investment operations:
   Net investment loss ............................       (0.05)         (0.05)
   Net realized and unrealized gains on investments        2.30           1.27
                                                       --------       --------
Total from investment operations ..................        2.25           1.22
                                                       --------       --------

Net asset value at end of period ..................    $  13.47       $  11.22
                                                       ========       ========

Total return ......................................      20.05%         12.20%
                                                       ========       ========

Net assets at end of period (000's) ...............    $  8,095       $  6,099
                                                       ========       ========

Ratio of net expenses to average net assets .......       1.50%(B)       1.50%

Ratio of gross expenses to average net assets(A) ..       3.23%(B)       3.60%

Ratio of net investment loss to average net assets       (0.91%)(B)     (0.71%)

Portfolio turnover rate ...........................         62%(B)         63%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

(B)  Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                                          Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------------------------
                                                                  Class R                            Class I
                                                       -----------------------------      -----------------------------
                                                       Six Months            Year         Six Months          Period
                                                          Ended             Ended            Ended             Ended
                                                      June 30, 1999      December 31,    June 30, 1999      December 31,
                                                       (Unaudited)           1998         (Unaudited)          1998(A)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $    11.54         $    10.00      $    11.55         $    10.92
                                                       ----------         ----------      ----------         ----------
Income from investment operations:
   Net investment loss ............................         (0.02)             (0.02)          (0.02)             (0.02)
   Net realized and unrealized gains on investments          2.84               1.56            2.84               0.65
                                                       ----------         ----------      ----------         ----------
Total from investment operations ..................          2.82               1.54            2.82               0.63
                                                       ----------         ----------      ----------         ----------

Net asset value at end of period ..................    $    14.36         $    11.54      $    14.37         $    11.55
                                                       ==========         ==========      ==========         ==========

Total return ......................................        24.44%             15.40%          24.42%              5.77%
                                                       ==========         ==========      ==========         ==========

Net assets at end of period (000's) ...............    $   51,238         $   20,637      $  105,812         $   33,230
                                                       ==========         ==========      ==========         ==========

Ratio of net expenses to average net assets .......         1.48%(C)           1.50%           1.33%(C)           1.50%(C)

Ratio of gross expenses to average net assets(B) ..         1.48%(C)           1.79%           1.33%(C)           1.64%(C)

Ratio of net investment loss to average net assets         (0.54%)(C)         (0.39%)         (0.37%)(C)         (0.36%)(C)

Portfolio turnover rate ...........................           22%(C)             19%             22%(C)             19%

(A) Represents the period from the initial public offering of shares (February 16, 1998) through December 31, 1998.

(B) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(C)  Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)
================================================================================

1.   ORGANIZATION

The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Small Cap Fund (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on January 2, 1998.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $1 billion and $5 billion.

The Westport Small Cap Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund's investment.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. As of June 30, 1999, the public offering of Class I shares of the Westport Fund had not commenced.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the last reported sale price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Organization expenses - Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1999:

--------------------------------------------------------------------------------
                                               Westport             Westport
                                                 Fund            Small Cap Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ........       $   1,690,311        $  32,191,234
Gross unrealized depreciation ........            (300,438)          (3,454,495)
                                             -------------        -------------
Net unrealized appreciation ..........       $   1,389,873        $  28,736,739
                                             =============        =============
Federal income tax cost ..............       $   6,707,784        $ 127,669,696
                                             =============        =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of December 31, 1998, the Westport Fund and the Westport Small Cap Fund had capital loss carryforwards for federal income tax purposes of $11,208 and $3,683, respectively, which expire on December 31, 2006. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,969,851 and $1,854,537, respectively, for the Westport Fund, and $69,351,440 and $9,729,417, respectively, for the Westport Small Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Small Cap Fund.

In order to voluntarily reduce operating expenses of the Westport Fund during the six months ended June 30, 1999, the Adviser waived investment advisory fees of $27,756 and reimbursed the Fund for $15,294 of common expenses, $10,496 of Class R expenses and $3,704 of Class I expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.125% on its average daily net assets up to $50 million; 0.10% on the next $50 million of such net assets; and 0.075% on such net assets in excess of $100 million, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee from each Fund based on the number of shareholder accounts in each class, subject to a minimum monthly fee for each class of shares. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, CFS receives a monthly fee from each Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, each Fund pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. For the six months ended June 30, 1999, shareholder servicing fees of $14,481 were paid by Class R shares of the Westport Small Cap Fund.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with CW Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution
Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of CFS.

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

--------------------------------------------------------------------------------------------------
                                                   Westport                      Westport
                                                     Fund                     Small Cap Fund
                                           -------------------------     -------------------------
                                          Six Months         Year       Six Months         Year
                                             Ended          Ended          Ended          Ended
                                         June 30, 1999   December 31,  June 30, 1999   December 31,
                                          (Unaudited)        1998       (Unaudited)        1998
--------------------------------------------------------------------------------------------------
CLASS R
Shares sold ...........................       171,935        722,348      2,478,310      1,956,945
Shares redeemed .......................      (114,576)      (183,549)      (696,945)      (174,389)
                                           ----------     ----------     ----------     ----------
Net increase in shares outstanding ....        57,359        538,799      1,781,365      1,782,556
Shares outstanding, beginning of period       543,799          5,000      1,787,556          5,000
                                           ----------     ----------     ----------     ----------
Shares outstanding, end of period .....       601,158        543,799      3,568,921      1,787,556
                                           ==========     ==========     ==========     ==========

CLASS I
Shares sold ...........................            --             --      4,556,536      3,016,287
Shares redeemed .......................            --             --        (70,805)      (138,974)
                                           ----------     ----------     ----------     ----------
Net increase in shares outstanding ....            --             --      4,485,731      2,877,313
Shares outstanding, beginning of period            --             --      2,877,313             --
                                           ----------     ----------     ----------     ----------

Shares outstanding, end of period .....            --             --      7,363,044      2,877,313
                                           ==========     ==========     ==========     ==========
--------------------------------------------------------------------------------------------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS - 88.1%                                     Shares       Value
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV - 9.1%
Cox Radio, Inc. - Class A(a) .....................         6,700   $    363,475
MediaOne Group, Inc.(a) ..........................         5,000        371,875
                                                                   ------------
                                                                        735,350
                                                                   ------------
BUSINESS PRODUCTS & SERVICES - 22.9%
Acxiom Corporation(a) ............................         6,000        149,625
Parametric Technology Corporation(a) .............        15,000        208,125
Policy Management Systems Corporation(a) .........        10,000        300,000
Rational Software Corporation(a) .................        14,500        477,594
Reynolds & Reynolds Company (The) - Class A ......        14,000        326,375
Shared Medical Systems Corporation ...............         6,000        391,500
                                                                   ------------
                                                                      1,853,219
                                                                   ------------
CONSUMER PRODUCTS & SERVICES - 10.1%
Consolidated Stores Corporation(a) ...............         7,500        202,500
Duane Reade, Inc.(a) .............................         7,000        214,375
Harcourt General, Inc. ...........................         4,000        206,250
Whitehall Jewellers, Inc.(a) .....................         7,400        197,487
                                                                   ------------
                                                                        820,612
                                                                   ------------
FINANCE - 0.8%
Freedom Securities Corporation ...................         4,000         68,500
                                                                   ------------
HEALTH CARE - 9.8%
Lincare Holdings, Inc.(a) ........................         8,000        200,000
Quorum Health Group, Inc.(a) .....................        30,000        376,875
Universal Health Services, Inc. - Class B(a) .....         4,500        214,875
                                                                   ------------
                                                                        791,750
                                                                   ------------
INDUSTRIAL SPECIALTY PRODUCTS - 17.5%
Anadigics, Inc.(a) ...............................         8,000        296,000
C&D Technologies, Inc. ...........................        11,000        336,875
JLG Industries, Inc. .............................         8,000        163,000
Strattec Security Corporation(a) .................         6,500        219,375
Unitrode Corporation(a) ..........................        14,000        401,625
                                                                   ------------
                                                                      1,416,875
                                                                   ------------
OIL & GAS PRODUCERS - 4.8%
Pogo Producing Company ...........................        14,500        270,062
Southwestern Energy Company ......................        11,000        116,188
                                                                   ------------
                                                                        386,250
                                                                   ------------
OIL & GAS SERVICES - 1.9%
Transocean Offshore, Inc. ........................         6,000        157,500
                                                                   ------------
REGIONAL BANKS & THRIFTS - 3.5%
Republic Banking Corporation of Florida ..........         7,500        144,375
Sterling Financial Corporation(a) ................        10,000        138,125
                                                                   ------------
                                                                        282,500
                                                                   ------------
SECURITY PRODUCTS & SERVICES - 2.5%
Pittston Brink's Group ...........................         7,500        200,625
                                                                   ------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1999 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS - 88.1% (Continued)                         Shares       Value
--------------------------------------------------------------------------------
TRANSPORTATION - 2.4%
Airborne Freight Corporation .....................         7,000   $    193,812
                                                                   ------------
UTILITIES - 2.8%
El Paso Electric Company(a) ......................        25,000        223,438
                                                                   ------------

TOTAL COMMON STOCKS (Cost $5,722,549) ............                 $  7,130,431
                                                                   ------------

MONEY MARKETS - 11.9%
Firstar Stellar Treasury Fund (Cost $967,226) ....       967,226   $    967,226
                                                                   ------------

TOTAL INVESTMENT SECURITIES - 100.0% (Cost $6,689,775)             $  8,097,657

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)% ...                       (2,873)
                                                                   ------------

NET ASSETS - 100.0% ..............................                 $  8,094,784
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS - 87.7%                                     Shares       Value
--------------------------------------------------------------------------------
AIRCRAFT MAINTENANCE & SERVICES - 1.2%
AAR Corporation ..................................        81,250   $  1,843,359
                                                                   ------------
BROADCASTING/CABLE TV - 3.2%
Cox Radio, Inc. - Class A(a) .....................        19,700      1,068,725
Emmis Communications Corporation(a) ..............        80,700      3,984,563
                                                                   ------------
                                                                      5,053,288
                                                                   ------------
BUSINESS PRODUCTS & SERVICES - 17.2%
Aspen Technology, Inc.(a) ........................       225,000      2,643,750
Barrett Business Services, Inc.(a) ...............        79,100        672,350
Billing Concepts Corporation(a) ..................       250,000      2,796,875
Policy Management Systems Corporation(a) .........       154,750      4,642,500
Rational Software Corporation(a) .................       100,000      3,293,750
Reynolds and Reynolds Company (The) - Class A ....       202,600      4,723,113
Unigraphics Solutions, Inc.(a) ...................       298,300      5,611,769
Volt Information Sciences, Inc.(a) ...............       112,912      2,582,862
                                                                   ------------
                                                                     26,966,969
                                                                   ------------
CONSUMER PRODUCTS & SERVICES - 12.8%
Applebee's International, Inc. ...................        50,000      1,506,250
Consolidated Stores Corporation(a) ...............       105,506      2,848,662
Duane Reade, Inc.(a) .............................       165,800      5,077,625
Gaylord Entertainment Company ....................        75,000      2,250,000
Houghton Mifflin Company .........................       100,000      4,706,250
Ruby Tuesday, Inc. ...............................       131,300      2,494,700
Whitehall Jewellers, Inc.(a) .....................        45,500      1,214,281
                                                                   ------------
                                                                     20,097,768
                                                                   ------------
HEALTH CARE - 4.3%
Quorum Health Group, Inc.(a) .....................       256,000      3,216,000
Universal Health Services, Inc. - Class B(a) .....        73,900      3,528,725
                                                                   ------------
                                                                      6,744,725
                                                                   ------------
INDUSTRIAL SERVICES - 3.9%
ITT Educational Services, Inc.(a) ................       158,000      4,117,875
XTRA Corporation .................................        43,100      1,979,906
                                                                   ------------
                                                                      6,097,781
                                                                   ------------
INDUSTRIAL SPECIALTY PRODUCTS - 17.0%
Alpha Industries, Inc.(a) ........................        83,775      3,989,784
Anadigics, Inc.(a) ...............................        66,200      2,449,400
C&D Technologies, Inc. ...........................       134,400      4,116,000
Conexant Systems, Inc.(a) ........................       135,000      7,838,438
JLG Industries, Inc. .............................        50,000      1,018,750
Rogers Corporation(a) ............................        48,500      1,430,750
Unitrode Corporation(a) ..........................       206,500      5,923,969
                                                                   ------------
                                                                     26,767,091
                                                                   ------------
MEDICAL PRODUCT WHOLESALERS - 3.1%
Bindley Western Industries, Inc. .................       107,644      2,482,540
Owens & Minor, Inc. ..............................       210,250      2,312,750
                                                                   ------------
                                                                      4,795,290
                                                                   ------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1999 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS - 87.7% (Continued)                         Shares       Value
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 3.4%
PennzEnergy Company ..............................       320,600   $  5,350,012
                                                                   ------------
REGIONAL BANKS & THRIFTS - 9.2%
Downey Financial Corporation .....................       100,000      2,193,750
Harbor Florida Bancshares, Inc. ..................       150,000      1,837,500
PBOC Holdings, Inc.(a) ...........................       102,500      1,025,000
People's Bank ....................................        84,000      2,556,750
Republic Banking Corporation of Florida ..........        50,000        962,500
Seacoast Financial Services Corporation(a) .......       186,925      2,126,272
Staten Island Bancorp, Inc. ......................        80,000      1,440,000
Sterling Financial Corporation(a) ................       102,000      1,408,875
Timberland Bancorp ...............................        70,400        827,200
                                                                   ------------
                                                                     14,377,847
                                                                   ------------
SECURITY PRODUCTS & SERVICES - 2.0%
Checkpoint Systems, Inc.(a) ......................       115,800      1,034,963
Sensormatic Electronics Corporation(a) ...........       156,200      2,177,038
                                                                   ------------
                                                                      3,212,001
                                                                   ------------
TRANSPORTATION - 4.9%
Airborne Freight Corporation .....................        36,900      1,021,668
Air Express International Corporation ............       151,100      3,834,162
Circle International Group, Inc. .................        24,750        541,406
Fritz Companies, Inc.(a) .........................       164,200      1,765,150
Pittston BAX Group ...............................        48,475        460,512
                                                                   ------------
                                                                      7,622,898
                                                                   ------------
UTILITIES - 1.0%
El Paso Electric Company(a) ......................       182,850      1,634,222
                                                                   ------------

OTHER - 4.5%                                             218,001      7,088,525
                                                                   ------------

TOTAL COMMON STOCKS (Cost $108,852,898) ..........                 $137,651,776
                                                                   ------------

MONEY MARKETS - 11.9%
Firstar Stellar Treasury Fund (Cost $18,754,659) .    18,754,659   $ 18,754,659
                                                                   ------------

TOTAL INVESTMENT SECURITIES - 99.6% (Cost $127,607,557)            $156,406,435

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4% .....                      644,007
                                                                   ------------

NET ASSETS - 100.0%                                                $157,050,442
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS

WESTPORT FUND
WESTPORT SMALL CAP FUND

SHAREHOLDER SERVICES
888-593-7878

INVESTMENT ADVISER
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

BOARD OF TRUSTEES
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
Ronald H. Oliver
D. Bruce Smith, II

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.